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                                                                     EXHIBIT 8.1

                          LIST OF SUBSIDIARIES OF POSCO
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                                                                                             JURISDICTION OF
NAME                                                                                         INCORPORATION
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
POSCO Engineering & Construction Co., Ltd. (POSEC)....................................          Korea
POSTEEL Co., Ltd......................................................................          Korea
POSCON Co., Ltd.......................................................................          Korea
Pohang Coated Steel Co., Ltd..........................................................          Korea
POSCO Machinery & Engineering Co., Ltd................................................          Korea
POSDATA Co., Ltd......................................................................          Korea
POSCO Research Institute..............................................................          Korea
Seung Kwang Co., Ltd..................................................................          Korea
POS-AC Co., Ltd.......................................................................          Korea
Changwon Specialty Steel Co., Ltd.....................................................          Korea
POSCO Machinery Co., Ltd..............................................................          Korea
POSTECH Venture Capital Co., Ltd......................................................          Korea
POSCO Refractories & Environment (POSREC).............................................          Korea
Pohang Steel America Corp. (POSAM)....................................................         U.S.A.
Pohang Steel Australia Pty. Ltd. (POSA)...............................................        Australia
Pohang Steel Canada Ltd. (POSCAN).....................................................         Canada
Posco Asia Co., Ltd. (POA)............................................................        Hong Kong
POSCO International Osaka, Inc. (PIO).................................................          Japan
VSC-POSCO Steel Corp. (VPS)...........................................................         Vietnam
DALIAN POSCO-CFM Coated Steel Co., Ltd................................................          China
POS-Tianjin Coil Center Co., Ltd......................................................          China
POSMETAL Co., Ltd.....................................................................          Japan
Shanghai Real Estate Development Co., Ltd.............................................          China
IBC Corporation.......................................................................          China
POSLILAMA Steel Structure Co., Ltd....................................................         Vietnam
Zhangjiagang Pohang Stainless Steel Co., Ltd..........................................          China
SHUNDE Pohang Coated Steel Co., Ltd...................................................          China
POS-THAI Steel Service Center Co., Ltd................................................        Thailand
Qindgao Pohang Stainless Steel Co., Ltd...............................................          China
Myanmar-POSCO Co., Ltd................................................................         Myanmar
Zhangjiagang POSHA Steel Port Co., Ltd. ..............................................          China
POSCO Investment Co., Ltd.............................................................        Hong Kong
POSCO (SUZHOU) Automotive Processing Center Co., Ltd..................................          China
POS-Qingdao Coil Center Co., Ltd......................................................          China
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